MUNIHOLDINGS
                                  FLORIDA INSURED
                                  FUND

                            [GRAPHIC OMITTED]

                         STRATEGIC
                                  Performance

                                  Annual Report
                                  August 31, 2000

                       MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                              MuniHoldings Florida Insured Fund, August 31, 2000

DEAR SHAREHOLDER

For the year ended August 31, 2000, the Common Shares of MuniHoldings Florida Insured Fund earned $0.783 per share in income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $13.85. During the same period, the total investment return on the Fund's Common Shares was +7.03%, based on a change in per share net asset value from $13.84 to $13.85, and assuming reinvestment of $0.788 per share income dividends.

For the six months ended August 31, 2000, the total investment return on the Fund's Common Shares was +13.92%, based on a change in per share net asset value from $12.56 to $13.85, and assuming reinvestment of $0.362 per share income dividends.

For the six months ended August 31, 2000, the Fund's Preferred Shares had an average yield of 4.23% for Series A; 4.24% for Series B; 4.38% for Series C; 4.23% for Series D; and 4.28% for Series E.

The Municipal Market Environment

During the six months ended August 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates and the lowest unemployment rates since 1970, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance -- both current, and more importantly, expected future issuance -- helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors soon began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined nearly 50 basis points (0.50%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term Treasury bond market. By mid-June, long-term US Treasury bond yields rose to more than 6.00%.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4% - 4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and Treasury buybacks as with investor expectations of slower economic growth.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term revenue bond yields have declined more than 50 basis points to 5.72%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

August 2000 was one of the few months in recent years in which the tax-exempt bond market outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. During the last six months, approximately $100 billion in long-term tax-exempt bonds was issued, a decline of almost 15% compared to the same period in 1999. During the last three months, more than $50 billion in new long-term municipal bonds was underwritten, a decline of nearly 10% compared to the same three-month period in 1999.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.

Portfolio Strategy

At the end of January 2000, the US Treasury announced that it would reduce the amount of Treasury notes and bonds to be auctioned. This helped the Florida municipal bond market, as well as all fixed-income markets, to rally. We continued our strategy of seeking to reduce the volatility of the Fund by selling interest rate-sensitive issues, which had been negatively affecting the Fund's total return. As a replacement, we structured premium coupon bonds (5.75% or larger) in the new-issue Florida market. These bonds enhanced the Fund's dividend and helped to lessen volatility. We kept the Fund fully invested in an effort to enhance shareholder income. New-issue supply in Florida was down 12.5% compared to the same time period a year ago.

Looking forward, we believe interest rates will trend sideways until there is a substantial slowdown in the economy, although there may also be some volatility because of the increase in energy prices. In our opinion, this inflation scare could present an opportunity to extend the duration of the Fund in preparation for a significant decline in yields when the economy slows enough for the Federal Reserve Board to stop raising short-term interest rates.


                                     2 & 3

                              MuniHoldings Florida Insured Fund, August 31, 2000

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

October 2, 2000

We are pleased to announce that Robert A. DiMella is responsible for the day-to-day management of MuniHoldings Florida Insured Fund, Inc. Mr. DiMella has been employed by Merrill Lynch Investment Managers, L.P. since 1993 and is Vice President and Portfolio Manager.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

STATE

  S&P    Moody's   Face
Ratings  Ratings  Amount  Issue                                                                                               Value
====================================================================================================================================
Florida -- 95.3%
  NR*     Aaa    $ 5,845  Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.80% due 3/01/2028 (e)(h)         $  6,122
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      2,440  Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 2/01/2028 (e)(h)            2,542
  ----------------------------------------------------------------------------------------------------------------------------------
                          Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds, RIB (d)(g):
  AAA     Aaa     20,300    6% due 8/26/2027                                                                                  20,691
  AAA     Aaa      3,000    (Bon Secours Health System), 7.407% due 8/26/2027                                                  3,113
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      5,000  Charlotte County, Florida, Utility Revenue Refunding Bonds, 5% due 10/01/2023 (i)                    4,675
  ----------------------------------------------------------------------------------------------------------------------------------
                          Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
  NR*     Aaa      2,005    6.55% due 3/01/2028 (j)                                                                            2,099
  NR*     Aaa      2,620    (Multi-County Program), 6.375% due 10/01/2026 (h)                                                  2,743
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      1,320  Clay County, Florida, School Board, COP (Master Lease Program), 5.75% due 7/01/2022 (b)              1,356
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     NR*      4,990  Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities), AMT,
                          6.50% due 10/01/2025                                                                                 4,827
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      9,350  Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 4/01/2028 (e)(h)               9,862
  ----------------------------------------------------------------------------------------------------------------------------------
                          Dade County, Florida, Water and Sewer System Revenue Bonds (i):
  AAA     Aaa     22,500    5.25% due 10/01/2021                                                                              21,911
  AAA     Aaa     17,210    5.25% due 10/01/2026                                                                              16,594
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     10,510  Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.30% due 10/01/2029 (b)(e)(h)         10,946
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     13,445  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-County Program),
                          AMT, Series A, 6.375% due 10/01/2026 (b)(j)                                                         14,097
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     10,000  Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida
                          Health Care Facility Loan), 5.95% due 7/01/2020 (c)                                                 10,452
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,750  Escambia County, Florida, Utilities Authority, Utility System Revenue Bonds,
                          5.25% due 1/01/2024 (i)                                                                              2,660
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,935  Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 2,
                          5.75% due 7/01/2014 (b)                                                                              4,014
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     16,360  Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12, 6.97% due 7/01/2029 (b)(g)              16,806
  ----------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     4 & 5

                              MuniHoldings Florida Insured Fund, August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

STATE

  S&P    Moody's   Face
Ratings  Ratings  Amount  Issue                                                                                               Value
====================================================================================================================================
Florida
(continued)
  AAA     Aaa    $ 3,770  Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A,
                          6.65% due 1/01/2024 (e)(h)                                                                        $  3,966
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,055  Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly Apartments), AMT,
                          Series C-1, 6.30% due 7/01/2030 (d)                                                                  2,117
  ----------------------------------------------------------------------------------------------------------------------------------
                          Florida Municipal Loan Council Revenue Bonds (b):
  AAA     Aaa      2,365    5% due 4/01/2029                                                                                   2,186
  AAA     Aaa      1,250    Series B, 5.75% due 11/01/2013                                                                     1,331
  AAA     Aaa      1,320    Series B, 5.75% due 11/01/2014                                                                     1,395
  ----------------------------------------------------------------------------------------------------------------------------------
                          Florida State Board of Education, Capital Outlay, GO, Public Education, Series C (i):
  AAA     Aaa      4,000    5.75% due 6/01/2023                                                                                4,113
  AAA     Aaa      1,500    5.75% due 6/01/2029                                                                                1,539
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      3,450  Florida State Board of Education, Capital Outlay, GO, RIB, Series 190,
                          7.19% due 1/01/2015 (d)(g)                                                                           3,692
  ----------------------------------------------------------------------------------------------------------------------------------
                          Florida State Board of Education, GO, Public Education, Series B (b):
  AAA     Aaa      3,000    5.75% due 6/01/2015                                                                                3,088
  AAA     Aaa      9,000    5.75% due 6/01/2017                                                                                9,238
  ----------------------------------------------------------------------------------------------------------------------------------
                          Florida State Board of Education, Lottery Revenue Bonds, Series B (i):
  AAA     Aaa     11,885    6.25% due 7/01/2018                                                                               13,003
  AAA     Aaa     12,625    6.25% due 7/01/2019                                                                               13,792
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      7,165  Florida State Board of Regents, University Systems Improvement Revenue Bonds,
                          5.25% due 7/01/2022 (b)                                                                              7,010
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,505  Florida State Department of General Services, Division Facilities Management Revenue Bonds
                          (Florida Facilities Pool), Series A, 6% due 9/01/2025 (c)                                            3,708
  ----------------------------------------------------------------------------------------------------------------------------------
                          Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation),
                          Series A (i):
  AAA     Aaa     11,250    5% due 7/01/2021                                                                                  10,597
  AAA     Aaa     25,000    6.25% due 7/01/2029                                                                               27,130
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     27,000  Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025 (b)                               28,389
  ----------------------------------------------------------------------------------------------------------------------------------
                          Hillsborough County, Florida, School Board, COP, Refunding (Master Lease Program), Series A (b):
  AAA     Aaa      8,000    5.375% due 7/01/2021                                                                               7,915
  AAA     Aaa      5,000    5.25% due 7/01/2022                                                                                4,854
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,500  Hillsborough County, Florida, School Board, COP, Revenue Refunding Bonds (Master Lease
                          Program), Series A, 5% due 7/01/2023 (b)                                                             2,338
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      1,415  Homestead, Florida, Water and Wastewater Revenue Refunding Bonds, 5.25% due 10/01/2027 (c)           1,363
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     10,000  Indian Trace, Community Development District, Florida, Water Management, Special Benefit
                          Assessment, 5% due 5/01/2027 (b)                                                                     9,275
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      2,415  Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds, Series 3-A,
                          6% due 10/01/2030 (b)                                                                                2,491
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     22,075  Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Charity
                          Obligation Group), Series A, 5.125% due 8/15/2027 (b)                                               20,471
  ----------------------------------------------------------------------------------------------------------------------------------
                          Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT, Series A (i):
  AAA     Aaa      1,295    6.10% due 10/01/2018                                                                               1,347
  AAA     Aaa      6,375    6.25% due 10/01/2024                                                                               6,652
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      1,650  Jupiter Island, Florida, Utility System Revenue Bonds (South Martin Regional Utility),
                          5% due 10/01/2018 (b)                                                                                1,582
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,745  Lake County, Florida, School Board, COP, 5% due 7/01/2023 (b)                                        3,485
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     14,925  Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due 10/01/2029 (d)                    15,651
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      2,170  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A-6,
                          6.45% due 3/01/2031 (e)(f)(h)                                                                        2,335
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      2,910  Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                          6.30% due 3/01/2029 (e)(f)(h)                                                                        2,989
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      3,015  Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Sub-Series 1,
                          6.25% due 11/01/2028 (e)                                                                             3,185
  ----------------------------------------------------------------------------------------------------------------------------------
  A1+     VMIG1@     200  Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN,
                          4.25% due 7/15/2022 (a)                                                                                200
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      5,150  Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (d)                                4,918
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     10,000  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due 9/01/2025 (c)                        10,315
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     10,000  Miami -- Dade County, Florida, Aviation Revenue Bonds (Miami International Airport), AMT,
                          Series A, 6% due 10/01/2029 (i)                                                                     10,512
  ----------------------------------------------------------------------------------------------------------------------------------
                          Miami -- Dade County, Florida, Educational Facilities Authority Revenue Bonds, Series A (c):
  AAA     Aaa     17,425    6% due 4/01/2023                                                                                  18,450
  AAA     Aaa      5,000    (University of Miami), 5.75% due 4/01/2029                                                         5,136
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     18,780  Miami -- Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                          6.375% due 7/01/2029 (i)                                                                            20,619
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      6,705  Miami -- Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (i)                             7,093
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      1,320  Miami -- Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa Apartments Project),
                          AMT, Series 2A, 6% due 8/01/2026 (d)                                                                 1,338
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      5,100  Miami -- Dade County, Florida, IDA, IDR (Airis Miami II LLC Project), AMT, 6% due 10/15/2019 (c)     5,328
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,500  Miami -- Dade County, Florida, Professional Sports Franchise Facility Tax Revenue Refunding Bonds,
                          5% due 10/01/2023 (b)                                                                                2,338
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     16,225  Miami -- Dade County, Florida, Public Service Tax Revenue Bonds (UMSA Public Improvements),
                          5% due 10/01/2023 (d)                                                                               15,171
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     10,000  Miami -- Dade County, Florida, Water and Sewer Revenue Bonds, Series A,
                          5% due 10/01/2029 (i)                                                                                9,237
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      1,750  North Springs, Florida, Improvement District, Water Management, GO, Refunding,
                          5% due 5/01/2019 (b)                                                                                 1,668
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,950  Okeechobee, Florida, Utility Authority, Utility System Revenue Refunding Bonds, Capital
                          Improvements, 5% due 10/01/2019 (d)                                                                  2,810
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      1,155  Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT, Series B-1,
                          6.20% due 9/01/2029 (e)(h)                                                                           1,194
  ----------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                              MuniHoldings Florida Insured Fund, August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

STATE

  S&P    Moody's   Face
Ratings  Ratings  Amount  Issue                                                                                               Value
====================================================================================================================================
Florida
(concluded)
  NR*     Aaa    $ 2,375  Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40% due 1/01/2031 (b)         $  2,484
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      6,225  Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                          6.85% due 10/01/2027 (e)(h)                                                                          6,533
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      5,000  Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional
                          Healthcare), Series A, 6.25% due 10/01/2018 (b)                                                      5,548
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa     10,000  Orange County, Florida, School Board, COP, Refunding Bonds, Series A, 5.375% due 8/01/2022 (b)       9,817
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     27,745  Orange County, Florida, Tourist Development Tax Revenue Bonds, 5.75% due 10/01/2025 (c)             28,413
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     15,585  Orange County, Florida, Tourist Development Tax Revenue Refunding Bonds,
                          5.125% due 10/01/2021 (b)                                                                           14,935
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     19,400  Orlando and Orange County, Florida, Expressway Authority, Expressway Revenue Refunding
                          Bonds, Junior Lien, 5% due 7/01/2021 (i)                                                            18,273
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      3,440  Osceola County, Florida, Sales Tax Revenue Bonds, 5% due 4/01/2024 (d)                               3,210
  ----------------------------------------------------------------------------------------------------------------------------------
                          Palm Beach County, Florida, GO (Liquid Acquisition Program), Series B (b):
  AAA     Aaa      3,730    5.75% due 8/01/2016                                                                                3,896
  AAA     Aaa      5,330    5.75% due 8/01/2018                                                                                5,530
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      2,150  Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding Bonds, AMT, Series A-1,
                          6.05% due 10/01/2020 (b)(e)(h)                                                                       2,202
  ----------------------------------------------------------------------------------------------------------------------------------
                          Palm Beach County, Florida, School Board, COP, Series A (i):
  AAA     Aaa      5,070    6% due 8/01/2023                                                                                   5,365
  AAA     Aaa     11,000    6.25% due 8/01/2025                                                                               11,914
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      1,000  Pasco County, Florida, Solid Waste Disposal and Resource Recovery System Revenue Refunding
                          Bonds, AMT, 6% due 4/01/2010 (c)                                                                     1,081
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      5,920  Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
                          Series A, 6.70% due 2/01/2028 (e)(h)                                                                 6,166
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      2,535  Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due 10/01/2024 (i)                       2,364
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      7,000  Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due 7/01/2020 (i)                          7,344
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      6,585  Saint John's County, Florida, IDA, IDR (Golf Hall of Fame Project), 5.875% due 9/01/2023 (b)         6,785
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,750  Saint John's County, Florida, Sales Tax Revenue Refunding Bonds, 5% due 10/01/2019 (i)               3,573
  ----------------------------------------------------------------------------------------------------------------------------------
  A1+     VMIG1@   5,500  Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Company Project), VRDN,
                          4.30% due 1/01/2026 (a)                                                                              5,500
  ----------------------------------------------------------------------------------------------------------------------------------
  NR*     Aaa      4,055  Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2024 (d)                              4,390
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,250  Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds, Senior Lien,
                          6% due 10/01/2022 (b)                                                                                3,451
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     27,295  Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (c)                     25,623
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      7,000  Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds, GO,
                          5.25% due 8/01/2024 (c)                                                                              6,768
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     26,585  Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024 (i)                       28,128
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa     18,850  Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales Tax -- Stadium Project),
                          5.25% due 1/01/2027 (b)                                                                             18,172
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      7,500  Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments (Stadium Project),
                          5.25% due 1/01/2027 (b)                                                                              7,230
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     NR*      5,600  Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5% due 10/01/2019 (d)                         5,335
  ----------------------------------------------------------------------------------------------------------------------------------
                          Tampa-Hillsborough County, Florida, Expressway Authority, Revenue Refunding Bonds (c):
  AAA     Aaa      2,500    5.125% due 7/01/2019                                                                               2,422
  AAA     Aaa      9,000    5% due 7/01/2027                                                                                   8,346
  ----------------------------------------------------------------------------------------------------------------------------------
  AAA     Aaa      3,835  Taylor County, Florida, Sales Tax Revenue Bonds, 6% due 10/01/2025 (i)                               4,042
====================================================================================================================================
Georgia -- 1.2%
  AAA     Aaa      9,000  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE,
                            6.40% due 1/01/2023 (c)                                                                            9,444
====================================================================================================================================
Puerto Rico -- 3.1%
                          Puerto Rico Commonwealth, GO, Public Improvement:
  AAA     Aaa     12,750    6% due 7/01/2029 (b)                                                                              13,466
  A       Baa1     3,000    6% due 7/01/2029                                                                                   3,101
  ----------------------------------------------------------------------------------------------------------------------------------
  A       Baa1     8,125  Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                          Bonds, Series B, 6% due 7/01/2026                                                                    8,407
====================================================================================================================================
  Total Investments (Cost -- $772,736) -- 99.6%                                                                              793,322
  Other Assets Less Liabilities -- 0.4%                                                                                        2,889
                                                                                                                            --------
  Net Assets -- 100.0%                                                                                                      $796,211
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(h)   FNMA Collateralized.
(i)   FGIC Insured.
(j)   FHA Insured.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      96.9%
A/A .................................................................       1.4
NR (Not Rated) ......................................................       0.6
Other+ ..............................................................       0.7
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.




                                     8 & 9

                              MuniHoldings Florida Insured Fund, August 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of August 31, 2000
====================================================================================================================================
Assets:       Investments, at value (identified cost -- $772,735,738) ................................                 $793,321,650
              Cash ...................................................................................                       64,503
              Receivables:
                Interest ............................................................................. $ 12,792,691
                Securities sold ......................................................................      965,973      13,758,664
                                                                                                       ------------
              Prepaid expenses and other assets ......................................................                      140,674
                                                                                                                       ------------
              Total assets ...........................................................................                  807,285,491
                                                                                                                       ------------
====================================================================================================================================
Liabilities:  Payables:
                Securities purchased .................................................................   10,348,525
                Dividends to shareholders ............................................................      316,876
                Investment adviser ...................................................................      258,791      10,924,192
                                                                                                       ------------
              Accrued expenses and other liabilities .................................................                      150,453
                                                                                                                       ------------
              Total liabilities ......................................................................                   11,074,645
                                                                                                                       ------------
====================================================================================================================================
Net Assets:   Net assets .............................................................................                 $796,210,846
                                                                                                                       ============
====================================================================================================================================
Capital:      Capital Shares (unlimited number of shares authorized):
                Preferred Shares, par value $.10 per share (13,130 shares of AMPS* issued and
                outstanding at $25,000 per share liquidation preference) .............................                 $328,250,000
                Common Shares, par value $.10 per share (33,780,979 shares issued and outstanding) ... $  3,378,098
              Paid-in capital in excess of par .......................................................  516,205,033
              Undistributed investment income -- net .................................................    2,283,517
              Accumulated realized capital losses on investments -- net ..............................  (70,566,260)
              Accumulated distributions in excess of realized capital gains on investments -- net ....   (3,925,454)
              Unrealized appreciation on investments -- net ..........................................   20,585,912
                                                                                                       ------------
              Total -- Equivalent to $13.85 net asset value of Common Share (market price -- $11.6875)                  467,960,846
                                                                                                                       ------------
              Total capital ..........................................................................                 $796,210,846
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                For the Year Ended August 31, 2000
====================================================================================================================================
Investment      Interest and amortization of premium and discount earned ............................                  $ 30,953,280
Income:
====================================================================================================================================
Expenses:       Investment advisory fees ............................................................  $  2,981,242
                Commission fees .....................................................................       595,917
                Reorganization expenses .............................................................       467,867
                Transfer agent fees .................................................................       139,477
                Accounting services .................................................................        95,729
                Custodian fees ......................................................................        44,934
                Professional fees ...................................................................        39,491
                Printing and shareholder reports ....................................................        38,658
                Listing fees ........................................................................        24,328
                Trustees' fees and expenses .........................................................        21,014
                Pricing fees ........................................................................        18,612
                Other ...............................................................................        31,000
                                                                                                       ------------
                Total expenses before reimbursement .................................................     4,498,269
                Reimbursement of expenses ...........................................................      (382,369)
                                                                                                       ------------
                Total expenses after reimbursement ..................................................                     4,115,900
                                                                                                                       ------------
                Investment income -- net ............................................................                    26,837,380
                                                                                                                       ------------
====================================================================================================================================
Realized &      Realized loss on investments -- net .................................................                   (27,110,725)
Unrealized      Change in unrealized appreciation/depreciation on investments -- net ................                    63,496,483
Gain (Loss)                                                                                                            ------------
On Investments  Net Increase in Net Assets Resulting from Operations ................................                  $ 63,223,138
-- Net:                                                                                                                ============
====================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                 August 31,
                                                                                                       -----------------------------
                   Increase (Decrease) in Net Assets:                                                       2000            1999
====================================================================================================================================
Operations:        Investment income -- net ........................................................   $ 26,837,380    $ 12,319,438
                   Realized loss on investments -- net .............................................    (27,110,725)     (1,856,838)
                   Change in unrealized appreciation/depreciation on investments -- net ............     63,496,483     (17,298,513)
                                                                                                       ------------    ------------
                   Net increase (decrease) in net assets resulting from operations .................     63,223,138      (6,835,913)
                                                                                                       ------------    ------------
====================================================================================================================================
Dividends and      Investment income -- net:
Distributions to     Common Shares .................................................................    (16,840,776)     (9,261,991)
Shareholders:        Preferred Shares ..............................................................     (9,464,264)     (2,522,551)
                   Realized gain on investments -- net:
                     Common Shares .................................................................             --        (795,035)
                     Preferred Shares ..............................................................             --        (298,605)
                   In excess of realized gain on investments -- net:
                     Common Shares .................................................................             --      (2,853,657)
                     Preferred Shares ..............................................................             --      (1,071,797)
                                                                                                       ------------    ------------
                   Net decrease in net assets resulting from dividends and distributions to
                     shareholders ..................................................................    (26,305,040)    (16,803,636)
                                                                                                       ------------    ------------
====================================================================================================================================
Capital Share      Proceeds from issuance of Common Shares resulting from reorganization ...........    281,648,040              --
Transactions:      Proceeds from issuance of Preferred Shares resulting from reorganization ........    223,500,000              --
                   Value of shares issued to Common Shareholders in reinvestment of dividends
                     and distributions .............................................................             --         518,200
                                                                                                       ------------    ------------
                   Net increase in net assets derived from capital share transactions ..............    505,148,040         518,200
                                                                                                       ------------    ------------
====================================================================================================================================
Net Assets:        Total increase (decrease) in net assets .........................................    542,066,138     (23,121,349)
                   Beginning of year ...............................................................    254,144,708     277,266,057
                                                                                                       ------------    ------------
                   End of year* ....................................................................   $796,210,846    $254,144,708
                                                                                                       ============    ============
====================================================================================================================================
                 * Undistributed investment income -- net ..........................................   $  2,283,517    $  1,283,310
                                                                                                       ============    ============
====================================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                              MuniHoldings Florida Insured Fund, August 31, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                      For the Year Ended   For the Period
                                                                                                      August 31,          Sept. 26,
                                                                                               ----------------------      1997+ to
                     Increase (Decrease) in Net Asset Value:                                      2000         1999    Aug. 31, 1998
====================================================================================================================================
Per Share            Net asset value, beginning of period ...................................  $   13.84    $   16.03    $   15.00
Operating                                                                                      ---------    ---------    ---------
Performance:         Investment income -- net ...............................................        .93         1.14         1.08
                     Realized and unrealized gain (loss) on investments -- net ..............        .08        (1.77)        1.08
                                                                                               ---------    ---------    ---------
                     Total from investment operations .......................................       1.01         (.63)        2.16
                                                                                               ---------    ---------    ---------
                     Less dividends and distributions to Common Shareholders:
                       Investment income -- net .............................................       (.79)        (.86)        (.71)
                       Realized gain on investments -- net ..................................         --         (.07)          --
                       In excess of realized gain on investments -- net .....................         --         (.27)          --
                                                                                               ---------    ---------    ---------
                     Total dividends and distributions to Common Shareholders ...............       (.79)       (1.20)        (.71)
                                                                                               ---------    ---------    ---------
                     Capital charge resulting from issuance of Common Shares ................         --           --         (.03)
                                                                                               ---------    ---------    ---------
                     Effect of Preferred Share activity:++
                       Dividends and distributions to Preferred Shareholders:
                         Investment income -- net ...........................................       (.21)        (.23)        (.30)
                         Realized gain on investments -- net ................................         --         (.03)          --
                         In excess of realized gain on investments -- net ...................         --         (.10)          --
                       Capital charge resulting from issuance of Preferred Shares ...........         --           --         (.09)
                                                                                               ---------    ---------    ---------
                     Total effect of Preferred Share activity ...............................       (.21)        (.36)        (.39)
                                                                                               ---------    ---------    ---------
                     Net asset value, end of period .........................................  $   13.85    $   13.84    $   16.03
                                                                                               =========    =========    =========
                     Market price per share, end of period ..................................  $ 11.6875    $   12.75    $ 14.8125
                                                                                               =========    =========    =========
====================================================================================================================================
Total Investment     Based on market price per share ........................................     (1.96%)      (6.80%)       3.47%@
Return:**                                                                                      =========    =========    =========
                     Based on net asset value per share .....................................      7.03%       (6.51%)      11.97%@
                                                                                               =========    =========    =========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Average Net Assets     expenses*** ..........................................................      1.18%        1.18%         .87%*
Of Common Shares:                                                                              =========    =========    =========
                     Total expenses, excluding reorganization expenses*** ...................      1.30%        1.26%        1.20%*
                                                                                               =========    =========    =========
                     Total expenses*** ......................................................      1.45%        1.26%        1.20%*
                                                                                               =========    =========    =========
                     Total investment income -- net*** ......................................      8.65%        7.34%        7.51%*
                                                                                               =========    =========    =========
                     Amount of dividends to Preferred Shareholders ..........................      3.05%        1.50%        2.07%*
                                                                                               =========    =========    =========
                     Investment income -- net, to Common Shareholders .......................      5.60%        5.84%        5.44%*
                                                                                               =========    =========    =========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Total Average          expenses .............................................................       .67%         .73%         .54%*
Net Assets:+++***                                                                              =========    =========    =========
                     Total expenses, excluding reorganization expenses ......................       .74%         .77%         .75%*
                                                                                               =========    =========    =========
                     Total expenses .........................................................       .83%         .77%         .75%*
                                                                                               =========    =========    =========
                     Total investment income -- net .........................................      4.95%        4.51%        4.70%*
                                                                                               =========    =========    =========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Shareholders ....................................      4.08%        2.39%        3.47%*
Average Net Assets                                                                             =========    =========    =========
Of Preferred Shares:
====================================================================================================================================
Supplemental         Net assets, net of Preferred Shares, end of period (in thousands) ......  $ 467,961    $ 149,395    $ 172,516
Data:                                                                                          =========    =========    =========
                     Preferred Shares outstanding, end of period (in thousands) .............  $ 328,250    $ 104,750    $ 104,750
                                                                                               =========    =========    =========
                     Portfolio turnover .....................................................    105.22%      120.70%      101.89%
                                                                                               =========    =========    =========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ..............................................  $   2,426    $   2,426    $   2,647
====================================================================================================================================
Dividends            Series A -- Investment income -- net ...................................  $     985    $     606    $     753
Per Share on                                                                                   =========    =========    =========
Preferred Shares     Series B -- Investment income -- net ...................................  $     984    $     598    $     764
Outstanding:                                                                                   =========    =========    =========
                     Series C -- Investment income -- net ...................................  $     610    $      --    $      --
                                                                                               =========    =========    =========
                     Series D -- Investment income -- net ...................................  $     595    $      --    $      --
                                                                                               =========    =========    =========
                     Series E -- Investment income -- net ...................................  $     585    $      --    $      --
                                                                                               =========    =========    =========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's investment adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
++ The Fund's Preferred Shares were issued on October 16, 1997 (Series A and Series B) and February 7, 2000 (Series C, Series D and Series E).
+++   Includes Common and Preferred Shares average net assets.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                    12 & 13

                              MuniHoldings Florida Insured Fund, August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $467,867 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2000, FAM earned fees of $2,981,242, of which $382,369 was waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $567,989,042 and $547,252,038, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................       $(24,688,862)       $ 20,585,912
Financial futures contracts .............         (2,421,863)                 --
                                                ------------        ------------
Total ...................................       $(27,110,725)       $ 20,585,912
                                                ============        ============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $19,421,266, of which $24,390,047 related to appreciated securities and $4,968,781 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $773,900,384.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares,


                                    14 & 15

                              MuniHoldings Florida Insured Fund, August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the year ended August 31, 2000, increased by 22,982,927 as a result of issuance of Common Shares from the reorganization. Shares issued and outstanding for the year ended August 31, 1999, increased by 33,181 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2000 were as follows: Series A, 4.125%; Series B, 3.99%; Series C, 4.13%; Series D, 4.10%; and Series E, 3.99%.

Shares issued and outstanding during the year ended August 31, 2000, increased by 8,940 as a result of issuance of Preferred Shares from the reorganization. Shares issued and outstanding for the year ended August 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $294,716 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies:

On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

--------------------------------------------------------------------------------
                                                      Common            AMPS
                                                 Shares Exchanged     Exchanged
--------------------------------------------------------------------------------
MuniHoldings Florida Insured
  Fund II ..................................         8,840,687          3,440
MuniHoldings Florida Insured
  Fund III .................................         6,181,830          2,160
MuniHoldings Florida Insured
  Fund IV ..................................         9,126,034          3,340
--------------------------------------------------------------------------------

In exchange for these shares, the Fund issued 22,982,927 common shares and 8,940 AMPS. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

--------------------------------------------------------------------------------
                                                                   Accumulated
                                       Net         Unrealized      Net Realized
                                     Assets       Depreciation    Capital Losses
--------------------------------------------------------------------------------
MuniHoldings Florida
  Insured Fund II ...........     $191,524,093    $ 15,673,718    $ 10,332,909
MuniHoldings Florida
  Insured Fund III ..........     $125,485,059    $  7,454,639    $ 13,000,880
MuniHoldings Florida
  Insured Fund IV ...........     $188,138,887    $ 11,088,828    $ 20,121,746
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The aggregate net assets of the Fund immediately after the acquisition amounted to $742,224,491.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $40,332,000 of which $8,424,000 expires in 2006, $24,254,000 expires in 2007 and $7,654,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 7, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.063382 per share, payable on September 28, 2000 to shareholders of record as of September 18, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 26, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 13, 2000


                                    16 & 17

                              MuniHoldings Florida Insured Fund, August 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during its taxable year ended August 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MFL


                                    18 & 19

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                                       #HOLDFL -- 8/00

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